Investments (Tables)	12 Months Ended
Dec. 31, 2025
Investments
Summary of fair value measurement

	2025	2024
Balance at January 1	78,862	73,261
Acquisition of securities	—	9,373
Fair value adjustment (1)	—	(2,203)
Vermilion's share of net loss (2)	(1,946)	—
Investment prior to reclassification	76,916	80,431
Disposition of securities	(41,782)	—
Gain on disposition (2)	11,698	—
Fair value adjustment (1)	(2,947)	—
Vermilion's share of net loss (2)	—	(1,569)
Balance at December 31	43,885	78,862
(1)	Investments in securities are classified as a level 1 instrument on the fair value hierarchy and use observable inputs when making fair value adjustments.

Schedule of net assets and CEI's estimated revenue and net loss and Vermilion's respective share

	Year Ended	Ten Months Ended
	Dec 31, 2025	Dec 31, 2024
Total revenue	18,866	9,248
Net loss	(9,401)	(7,537)
Vermilion’s ownership	20.7%	20.8%
Vermilion’s share of net loss	(1,946)	(1,569)